MATTHEW 25 FUND, INC.
                           NOTICE OF SPECIAL MEETING
                                  TO BE HELD
                                 May XX, 1998

Notice is hereby given that a Special Meeting of Shareholders of the Matthew 25 Fund, Inc will be held May XX, 1998, at 8:00 PM at 605 Cloverly Avenue, Jenkin-town, Pennsylvania 19046. The purpose of the meeting is to obtain shareholder approval to increase the authorized number of shares that the Matthew 25 Fund may issue. The Fund was originally incorporated with 1,500,000 authorized shares and has almost issued its maximum allowable shares. Therefore the Board of Directors request your approval to ammend the Fund's Articles of Incorpora-tion for the Commonwealth of Pennsylvania in order to increase the number of authorized shares for the Fund to 100,000,000.


The Board of Directors has fixed the close of business April 15, 1998 as the re-cord date for determination of the shareholders entitled to notice of and to vote at the meeting.


              IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
               PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY.
                 PROMPT RETURN OF THE PROXY WILL BE APPRECIATED.




































                              MATTHEW 25 FUND, INC.
                              605 Cloverly Avenue
                              Jenkintown, PA 19046

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                                  May XX, 1998

Enclosed herewith is a Notice of Special Meeting of Shareholders of the Matthew 25 Fund (the "Fund") and a Proxy form solicited by the Board of Directors of the Fund. The Proxy may be revoked at any time before it is exercised either by mailing notification to the Fund, a later dated Proxy, or in person at the meet-ing, and any shareholder attending the meeting in person may vote at the Meeting whether or not he or she has previously filed the Proxy.

You are requested to insert your instructions on the enclosed Proxy and then sign, date and return it. The cost of soliciting Proxies will be borne by the Fund.

There is one class of capital stock of the Fund with equal voting rights. On April 15, 1998, the record date, there were 248 shareholders and 1,496,563,954 shares outstanding. In all matters each share has one vote per share and frac-tional shares will have an equivalent fractional vote.





































                   PROXY - SOLICITED BY THE BOARD OF DIRECTORS

             MATTHEW 25 FUND INC. SPECIAL  MEETING OF SHAREHOLDERS
                                 MAY XX, 1998


The Special Meeting of the Matthew 25 Fund, Inc. will be held May XX, 1998 at 605 Cloverly Avenue, Jenkintown, Pennsylvania 19046. The undersigned hereby appoints Mark Mulholland as proxy to represent and to vote all shares of the undersigned at the Special Meeting of Shareholders and all adjournments thereof, with all powers the undersigned would posses if personally present, upon the matter specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT HIS DISCRETION ON ANY MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR the following item.

        1 - Proposal to increase the authorized shares of the Matthew 25 Fund, Inc. by 98,500,000 shares and to ammend section 4 of its Articles of In-corporation for the Commonwealth of Pennsylvania and restate it in its entirety to read as follows:

                The aggregate number of shares authorized is: 100,000,000

        ____ FOR         ____AGAINST         ____ABSTAIN




Please mark, date, sign and return the proxy promptly. For joint registrations, both parties should sign.



                                                _____________________________
                                                No. of shares as of 4/15/98





Dated__________________, 1998          _________________________________________
                                                Shareholder's Signature



                                       _________________________________________
                                               Shareholder's Signature